CAMDEN
Living Excellence

2Q18 Earnings Release & Supplemental Information

Camden Shady Grove • Rockville, MD
Year Built 2018 • 457 Apartment Homes
80% Leased • July 31, 2018

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2018 OPERATING RESULTS

Houston, Texas (August 2, 2018) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and six months ended June 30, 2018. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2018 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2018	2017	2018	2017
EPS	$0.40	$0.43	$0.81	$0.82
FFO	$1.19	$1.15	$2.34	$2.24
AFFO	$1.00	$0.97	$2.04	$1.95

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	2Q18 vs. 2Q17	2Q18 vs. 1Q18	2018 vs. 2017
Revenues	3.2%	1.8%	3.3%
Expenses	3.3%	0.7%	2.7%
Net Operating Income ("NOI")	3.2%	2.4%	3.6%

Same Property Results	2Q18	2Q17	1Q18
Occupancy	95.8%	95.3%	95.4%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “Same property performance and FFO per share were better than anticipated, and we have raised our full-year 2018 guidance for same property revenue growth, same property NOI growth and FFO per share as a result. We are also proud to announce that Camden recently celebrated its 25th anniversary as a publicly traded company, and we thank all of our team members, customers and shareholders for helping us reach this amazing milestone.”

The Company defines same property communities as communities owned and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, leasing began at Camden McGowen Station in Houston, TX, Camden North End I in Phoenix, AZ and Camden Washingtonian in Gaithersburg, MD, and construction commenced at Camden Lake Eola in Orlando, FL.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/31/2018
Camden NoMa II	Washington, DC	405	$107.9	86%
Camden Shady Grove	Rockville, MD	457	113.7	80%
Total		862	$221.6

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 7/31/2018
Camden McGowen Station	Houston, TX	315	$90.0	30%
Camden North End I	Phoenix, AZ	441	105.0	27%
Camden Washingtonian	Gaithersburg, MD	365	90.0	32%
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Total		2,013	$633.0

Acquisition/Disposition Activity
In April 2018, the Company acquired a 1.78-acre land parcel in Orlando, FL, for $11.4 million for the future development of 360 wholly-owned apartment homes which commenced construction during the quarter ended June 30, 2018.

Earnings Guidance
Camden updated its earnings guidance for 2018 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2018 as detailed below.

	3Q18	2018	2018 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.39 - $0.43	$1.55 - $1.67	$1.61	$1.78	($0.17)	(a)
FFO	$1.17 - $1.21	$4.68 - $4.80	$4.74	$4.72	$0.02
(a) Guidance adjusted for depreciation and amortization of real estate and in-place leases for 2018 completed and anticipated acquisitions.

	2018	2018 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.90% - 3.40%	3.15%	3.00%	0.15%
Expenses	3.25% - 3.75%	3.50%	3.50%	0.00%
NOI	2.50% - 3.50%	3.00%	2.70%	0.30%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2018 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, August 3, 2018 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 1269818
Webcast: http://services.choruscall.com/links/cpt180803.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 158 properties containing 54,181 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 56,194 apartment homes in 165 properties. Camden was recently named by FORTUNE® Magazine for the eleventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #24.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total property revenues	$237,133	$223,370	$467,816	$442,891

Adjusted EBITDA	134,556	125,553	264,238	247,209

Net income attributable to common shareholders	38,671	39,188	78,066	74,049
Per share - basic	0.40	0.43	0.81	0.82
Per share - diluted	0.40	0.43	0.81	0.82

Funds from operations	116,109	105,978	227,476	206,333
Per share - diluted	1.19	1.15	2.34	2.24

Adjusted funds from operations	96,919	89,203	198,287	179,864
Per share - diluted	1.00	0.97	2.04	1.95

Dividends per share	0.77	0.75	1.54	1.50
Dividend payout ratio (FFO)	64.7%	65.2%	65.8%	67.0%

Interest expensed	20,607	21,966	40,981	44,922
Interest capitalized	3,738	3,803	7,431	8,252
Total interest incurred	24,345	25,769	48,412	53,174

Principal amortization	169	184	341	370

Net Debt to Annualized Adjusted EBITDA (a)	4.0x	4.5x	4.0x	4.6x
Interest expense coverage ratio	6.5x	5.7x	6.4x	5.5x
Total interest coverage ratio	5.5x	4.9x	5.5x	4.6x
Fixed charge expense coverage ratio	6.5x	5.7x	6.4x	5.5x
Total fixed charge coverage ratio	5.5x	4.8x	5.4x	4.6x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.9x	4.2x	4.9x	4.2x

Same property NOI increase (b)	3.2%	4.1%	3.6%	2.9%
(# of apartment homes included)	41,968	41,988	41,968	41,988

Gross turnover of apartment homes (annualized)	59%	62%	54%	56%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	49%	52%	44%	46%

			As of June 30,
			2018	2017
Total assets			$6,131,906	$5,798,600
Total debt			$2,205,288	$2,303,900
Common and common equivalent shares, outstanding end of period (c)			97,266	92,172
Share price, end of period			$91.13	$85.51
Book equity value, end of period (d)			$3,514,542	$3,125,189
Market equity value, end of period (e)			$8,863,851	$7,881,627

(a) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale.

(c) Includes at June 30, 2018: 95,385 common shares (including 127 common share equivalents related to share awards & options), plus 1,881 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
OPERATING DATA
Property revenues
Rental revenues (a)	$208,634	$190,470	$412,139	$378,572
Other property revenues (a)	28,499	32,900	55,677	64,319
Total property revenues	237,133	223,370	467,816	442,891

Property expenses
Property operating and maintenance	54,735	52,550	108,651	104,098
Real estate taxes	30,326	27,803	60,375	55,723
Total property expenses	85,061	80,353	169,026	159,821

Non-property income
Fee and asset management	1,826	1,942	3,824	3,690
Interest and other income	491	560	1,284	1,194
Income on deferred compensation plans	435	3,441	230	8,058
Total non-property income	2,752	5,943	5,338	12,942

Other expenses
Property management	6,473	6,554	13,112	13,581
Fee and asset management	1,088	961	2,053	1,845
General and administrative	12,272	12,451	24,495	25,319
Interest	20,607	21,966	40,981	44,922
Depreciation and amortization	75,569	65,033	145,793	128,767
Expense on deferred compensation plans	435	3,441	230	8,058
Total other expenses	116,444	110,406	226,664	222,492

Loss on early retirement of debt	—	—	—	(323)
Equity in income of joint ventures	1,872	1,785	3,701	3,602
Income from continuing operations before income taxes	40,252	40,339	81,165	76,799
Income tax expense	(380)	(25)	(768)	(496)
Net income	39,872	40,314	80,397	76,303
Less income allocated to non-controlling interests from continuing operations	(1,201)	(1,126)	(2,331)	(2,254)
Net income attributable to common shareholders	$38,671	$39,188	$78,066	$74,049

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$39,872	$40,314	$80,397	$76,303
Other comprehensive income
Unrealized gain on cash flow hedging activities	5,181	—	8,782	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	34	69	68
Comprehensive income	45,087	40,348	89,248	76,371
Less income allocated to noncontrolling interests from continuing operations	(1,201)	(1,126)	(2,331)	(2,254)
Comprehensive income attributable to common shareholders	$43,886	$39,222	$86,917	$74,117

PER SHARE DATA

Total earnings per common share - basic	$0.40	$0.43	$0.81	$0.82
Total earnings per common share - diluted	0.40	0.43	0.81	0.82

Weighted average number of common shares outstanding:
Basic	95,243	90,105	95,155	90,015
Diluted	95,337	91,041	95,289	90,995

(a) Upon our adoption of ASU 2014-09, we are now presenting certain revenue items, historically included as a component of other property revenues, as rental revenues due to the nature and timing of revenue recognition for these items being more closely aligned to a lease. This new presentation has been applied prospectively as this reclassification will not have an impact upon total property revenues or the opening balance of retained earnings. Approximately $5.8 million and  $11.4 million of rental revenue is related to this presentation for the three and six months ended June 30, 2018, respectively. Had ASU 2014-09 been effective as of January 1, 2017, we would have reclassified approximately $5.7 million and $11.0 million from other property revenues to rental revenue for the three and six months ended June 30, 2017, respectively.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$38,671	$39,188	$78,066	$74,049
Real estate depreciation and amortization	73,980	63,450	142,575	125,603
Adjustments for unconsolidated joint ventures	2,257	2,214	4,504	4,427
Income allocated to non-controlling interests	1,201	1,126	2,331	2,254
Funds from operations	$116,109	$105,978	$227,476	$206,333

Less: recurring capitalized expenditures (a)	(19,190)	(16,775)	(29,189)	(26,469)

Adjusted funds from operations - diluted	$96,919	$89,203	$198,287	$179,864

PER SHARE DATA
Funds from operations - diluted	$1.19	$1.15	$2.34	$2.24
Adjusted funds from operations - diluted	1.00	0.97	2.04	1.95
Distributions declared per common share	0.77	0.75	1.54	1.50

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,220	92,119	97,172	92,074

PROPERTY DATA
Total operating properties (end of period) (b)	158	155	158	155
Total operating apartment homes in operating properties (end of period) (b)	54,181	53,771	54,181	53,771
Total operating apartment homes (weighted average)	46,682	46,053	46,518	45,882

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
ASSETS
Real estate assets, at cost
Land	$1,066,077	$1,053,578	$1,021,031	$1,016,097	$1,008,459
Buildings and improvements	6,620,169	6,494,229	6,269,481	6,269,561	6,199,435
	7,686,246	7,547,807	7,290,512	7,285,658	7,207,894
Accumulated depreciation	(2,255,737)	(2,185,452)	(2,118,839)	(2,080,989)	(2,016,259)
Net operating real estate assets	5,430,509	5,362,355	5,171,673	5,204,669	5,191,635
Properties under development, including land	373,350	399,903	377,231	363,481	373,294
Investments in joint ventures	26,205	26,863	27,237	28,420	29,665
Total real estate assets	5,830,064	5,789,121	5,576,141	5,596,570	5,594,594
Accounts receivable – affiliates	23,473	23,397	24,038	23,620	23,592
Other assets, net (a)(b)	204,717	199,420	195,764	189,253	155,784
Cash and cash equivalents	64,071	101,401	368,492	350,274	16,318
Restricted cash	9,581	15,036	9,313	9,178	8,312
Total assets	$6,131,906	$6,128,375	$6,173,748	$6,168,895	$5,798,600

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,339,659	$1,339,142	$1,338,628	$1,338,117	$1,437,608
Secured	865,629	865,798	865,970	866,134	866,292
Accounts payable and accrued expenses	127,777	123,706	128,313	127,557	116,754
Accrued real estate taxes	52,461	29,061	51,383	70,027	48,559
Distributions payable	75,071	75,083	72,943	72,962	69,347
Other liabilities (b)(c)	156,767	157,002	154,567	154,506	134,851
Total liabilities	2,617,364	2,589,792	2,611,804	2,629,303	2,673,411

Commitments and contingencies
Non-qualified deferred compensation share awards	85,938	76,174	77,230	73,015	84,050

Equity
Common shares of beneficial interest	1,027	1,026	1,028	1,028	978
Additional paid-in capital	4,132,404	4,132,056	4,137,161	4,134,206	3,678,660
Distributions in excess of net income attributable to common shareholders	(436,575)	(396,596)	(368,703)	(383,584)	(351,910)
Treasury shares, at cost	(355,752)	(356,687)	(364,066)	(364,736)	(364,785)
Accumulated other comprehensive loss (d)	8,794	3,579	(57)	(7)	(1,795)
Total common equity	3,349,898	3,383,378	3,405,363	3,386,907	2,961,148
Non-controlling interests	78,706	79,031	79,351	79,670	79,991
Total equity	3,428,604	3,462,409	3,484,714	3,466,577	3,041,139
Total liabilities and equity	$6,131,906	$6,128,375	$6,173,748	$6,168,895	$5,798,600

(a) Includes net deferred charges of:	$724	$929	$1,125	$1,312	$1,487

(b) Includes net asset fair value of derivative instruments:	$10,472	$5,291	$1,690	$1,754	$—

(c) Includes deferred revenues of:	$659	$536	$426	$1,463	$513

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2018 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (b)	4,655	699	862	365	6,581	281	6,862
Houston, TX	5,912	—	—	586	6,498	2,522	9,020
Atlanta, GA	4,012	250	—	—	4,262	234	4,496
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
SE Florida	1,956	825	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Denver, CO	2,365	267	—	233	2,865	—	2,865
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Phoenix, AZ	2,929	—	—	441	3,370	—	3,370
Orlando, FL	2,662	333	—	360	3,355	300	3,655
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
Tampa, FL	1,928	358	—	—	2,286	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	41,968	4,068	862	2,013	48,911	7,283	56,194

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
D.C. Metro	13.8%	16.1%	15.7%	96.0%	95.1%	94.8%	95.9%	96.0%
Houston, TX	11.9%	10.4%	11.1%	95.5%	95.5%	96.8%	94.9%	93.3%
Atlanta, GA	8.8%	8.1%	8.0%	95.7%	95.4%	95.7%	96.2%	95.8%
Los Angeles/Orange County, CA	7.5%	8.7%	8.4%	95.1%	95.1%	94.8%	95.7%	95.1%
SE Florida	6.1%	7.8%	7.5%	95.7%	96.5%	96.0%	96.3%	95.9%
Dallas, TX	7.6%	7.4%	7.8%	95.5%	94.8%	95.3%	95.9%	95.8%
Denver, CO	6.5%	6.2%	6.0%	95.2%	94.5%	95.1%	95.9%	95.9%
Charlotte, NC	5.8%	6.0%	5.9%	96.2%	94.6%	95.6%	96.5%	95.9%
Phoenix, AZ	6.7%	5.8%	5.6%	95.2%	96.0%	95.7%	95.7%	94.0%
Orlando, FL	5.8%	5.6%	5.5%	96.7%	97.1%	97.1%	97.0%	96.6%
Raleigh, NC	5.2%	4.5%	4.6%	95.0%	94.6%	94.6%	95.5%	95.0%
Tampa, FL	4.1%	4.7%	4.8%	95.7%	95.9%	96.1%	96.2%	95.8%
San Diego/Inland Empire, CA	5.3%	4.6%	4.4%	96.0%	94.7%	95.5%	96.6%	95.5%
Austin, TX	3.9%	3.3%	3.8%	96.2%	95.6%	95.5%	96.2%	95.8%
Corpus Christi, TX	1.0%	0.8%	0.9%	93.3%	91.3%	93.3%	92.9%	92.2%
Total Portfolio	100.0%	100.0%	100.0%	95.7%	95.3%	95.6%	95.8%	95.2%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2018	2017	Change	2018	2017	Change
"Same Property" Communities (a)	41,968	$205,086	$198,690	$6,396	$406,561	$393,734	$12,827
Non-"Same Property" Communities (b)	4,068	25,453	19,340	6,113	49,006	37,371	11,635
Development and Lease-Up Communities (c)	2,875	4,479	806	3,673	7,967	906	7,061
Disposition/Other (d)	—	2,115	4,534	(2,419)	4,282	10,880	(6,598)
Total Property Revenues	48,911	$237,133	$223,370	$13,763	$467,816	$442,891	$24,925

Property Expenses
"Same Property" Communities (a)	41,968	$73,357	$70,987	$2,370	$146,228	$142,350	$3,878
Non-"Same Property" Communities (b)	4,068	9,309	6,953	2,356	18,197	13,560	4,637
Development and Lease-Up Communities (c)	2,875	1,621	417	1,204	3,061	475	2,586
Disposition/Other (d)	—	774	1,996	(1,222)	1,540	3,436	(1,896)
Total Property Expenses	48,911	$85,061	$80,353	$4,708	$169,026	$159,821	$9,205

Property Net Operating Income
"Same Property" Communities (a)	41,968	$131,729	$127,703	$4,026	$260,333	$251,384	$8,949
Non-"Same Property" Communities (b)	4,068	16,144	12,387	3,757	30,809	23,811	6,998
Development and Lease-Up Communities (c)	2,875	2,858	389	2,469	4,906	431	4,475
Disposition/Other (d)	—	1,341	2,538	(1,197)	2,742	7,444	(4,702)
Total Property Net Operating Income	48,911	$152,072	$143,017	$9,055	$298,790	$283,070	$15,720

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2017, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2017, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q18	2Q17	Growth	2Q18	2Q17	Growth	2Q18	2Q17	Growth
D.C. Metro	4,655	$26,665	$26,017	2.5%	$8,503	$8,371	1.6%	$18,162	$17,646	2.9%
Houston, TX	5,912	27,398	26,418	3.7%	11,682	12,115	(3.6)%	15,716	14,303	9.9%
Atlanta, GA	4,012	19,666	19,020	3.4%	8,051	6,929	16.2%	11,615	12,091	(3.9)%
Los Angeles/Orange County, CA	2,068	13,766	13,359	3.0%	3,951	3,820	3.4%	9,815	9,539	2.9%
Dallas, TX	3,993	17,074	16,766	1.8%	7,046	6,693	5.3%	10,028	10,073	(0.4)%
Denver, CO	2,365	12,369	11,953	3.5%	3,752	3,648	2.9%	8,617	8,305	3.8%
Phoenix, AZ	2,929	13,090	12,502	4.7%	4,228	4,102	3.1%	8,862	8,400	5.5%
SE Florida	1,956	12,085	11,880	1.7%	3,985	3,890	2.4%	8,100	7,990	1.4%
Orlando, FL	2,662	11,795	11,211	5.2%	4,173	3,910	6.7%	7,622	7,301	4.4%
Charlotte, NC	2,487	10,894	10,690	1.9%	3,289	3,252	1.1%	7,605	7,438	2.2%
Raleigh, NC	2,704	10,316	9,892	4.3%	3,432	3,241	5.9%	6,884	6,651	3.5%
San Diego/Inland Empire, CA	1,665	10,284	9,931	3.6%	3,363	3,322	1.2%	6,921	6,609	4.7%
Tampa, FL	1,928	8,588	8,222	4.5%	3,143	3,053	2.9%	5,445	5,169	5.3%
Austin, TX	2,000	8,940	8,783	1.8%	3,877	3,769	2.9%	5,063	5,014	1.0%
Corpus Christi, TX	632	2,156	2,046	5.4%	882	872	1.1%	1,274	1,174	8.5%

Total Same Property	41,968	$205,086	$198,690	3.2%	$73,357	$70,987	3.3%	$131,729	$127,703	3.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q18	2Q17	Growth	2Q18	2Q17	Growth	2Q18	2Q17	Growth
D.C. Metro	13.8%	96.1%	96.2%	(0.1)%	$1,727	$1,682	2.7%	$1,987	$1,936	2.6%
Houston, TX	11.9%	95.7%	93.1%	2.6%	1,395	1,403	(0.6)%	1,619	1,603	1.1%
Atlanta, GA	8.8%	95.9%	95.9%	0.0%	1,466	1,418	3.4%	1,704	1,648	3.4%
Los Angeles/Orange County, CA	7.5%	95.2%	95.6%	(0.4)%	2,104	2,046	2.8%	2,330	2,252	3.4%
Dallas, TX	7.6%	95.5%	95.9%	(0.4)%	1,263	1,240	1.9%	1,493	1,460	2.2%
Denver, CO	6.5%	95.2%	95.9%	(0.7)%	1,581	1,508	4.8%	1,832	1,757	4.2%
Phoenix, AZ	6.7%	95.2%	94.0%	1.2%	1,301	1,248	4.2%	1,564	1,512	3.5%
SE Florida	6.1%	96.5%	95.8%	0.7%	1,839	1,822	0.9%	2,135	2,113	1.0%
Orlando, FL	5.8%	96.8%	96.7%	0.1%	1,297	1,230	5.4%	1,527	1,452	5.1%
Charlotte, NC	5.8%	96.1%	95.9%	0.2%	1,292	1,272	1.6%	1,520	1,493	1.7%
Raleigh, NC	5.2%	95.1%	95.0%	0.1%	1,090	1,049	3.9%	1,338	1,285	4.2%
San Diego/Inland Empire, CA	5.3%	96.0%	95.5%	0.5%	1,908	1,826	4.5%	2,146	2,082	3.1%
Tampa, FL	4.1%	95.9%	95.9%	0.0%	1,265	1,218	3.9%	1,549	1,482	4.5%
Austin, TX	3.9%	96.5%	96.0%	0.5%	1,282	1,271	0.9%	1,545	1,526	1.3%
Corpus Christi, TX	1.0%	93.2%	91.8%	1.4%	968	961	0.7%	1,223	1,175	4.0%

Total Same Property	100.0%	95.8%	95.3%	0.5%	$1,456	$1,420	2.5%	$1,701	$1,656	2.7%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q18	1Q18	Growth	2Q18	1Q18	Growth	2Q18	1Q18	Growth
D.C. Metro	4,655	$26,665	$25,977	2.6%	$8,503	$8,758	(2.9)%	$18,162	$17,219	5.5%
Houston, TX	5,912	27,398	26,849	2.0%	11,682	11,734	(0.4)%	15,716	15,115	4.0%
Atlanta, GA	4,012	19,666	19,464	1.0%	8,051	7,032	14.5%	11,615	12,432	(6.6)%
Los Angeles/Orange County, CA	2,068	13,766	13,581	1.4%	3,951	4,003	(1.3)%	9,815	9,578	2.5%
Dallas, TX	3,993	17,074	16,882	1.1%	7,046	7,528	(6.4)%	10,028	9,354	7.2%
Denver, CO	2,365	12,369	12,086	2.3%	3,752	3,370	11.3%	8,617	8,716	(1.1)%
Phoenix, AZ	2,929	13,090	12,970	0.9%	4,228	4,256	(0.7)%	8,862	8,714	1.7%
SE Florida	1,956	12,085	12,023	0.5%	3,985	3,996	(0.3)%	8,100	8,027	0.9%
Orlando, FL	2,662	11,795	11,621	1.5%	4,173	4,232	(1.4)%	7,622	7,389	3.2%
Charlotte, NC	2,487	10,894	10,676	2.0%	3,289	3,302	(0.4)%	7,605	7,374	3.1%
Raleigh, NC	2,704	10,316	10,062	2.5%	3,432	3,337	2.8%	6,884	6,725	2.4%
San Diego/Inland Empire, CA	1,665	10,284	10,057	2.3%	3,363	3,447	(2.4)%	6,921	6,610	4.7%
Tampa, FL	1,928	8,588	8,421	2.0%	3,143	3,192	(1.5)%	5,445	5,229	4.1%
Austin, TX	2,000	8,940	8,779	1.8%	3,877	3,848	0.8%	5,063	4,931	2.7%
Corpus Christi, TX	632	2,156	2,027	6.4%	882	836	5.5%	1,274	1,191	7.0%

Total Same Property	41,968	$205,086	$201,475	1.8%	$73,357	$72,871	0.7%	$131,729	$128,604	2.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q18	1Q18	Growth	2Q18	1Q18	Growth	2Q18	1Q18	Growth
D.C. Metro	13.8%	96.1%	95.2%	0.9%	$1,727	$1,708	1.1%	$1,987	$1,954	1.7%
Houston, TX	11.9%	95.7%	95.8%	(0.1)%	1,395	1,386	0.6%	1,619	1,585	2.1%
Atlanta, GA	8.8%	95.9%	95.6%	0.3%	1,466	1,458	0.5%	1,704	1,691	0.7%
Los Angeles/Orange County, CA	7.5%	95.2%	95.6%	(0.4)%	2,104	2,089	0.7%	2,330	2,289	1.8%
Dallas, TX	7.6%	95.5%	94.7%	0.8%	1,263	1,259	0.3%	1,493	1,487	0.3%
Denver, CO	6.5%	95.2%	94.5%	0.7%	1,581	1,561	1.3%	1,832	1,802	1.6%
Phoenix, AZ	6.7%	95.2%	96.0%	(0.8)%	1,301	1,284	1.3%	1,564	1,537	1.7%
SE Florida	6.1%	96.5%	97.1%	(0.6)%	1,839	1,825	0.8%	2,135	2,110	1.1%
Orlando, FL	5.8%	96.8%	97.1%	(0.3)%	1,297	1,277	1.6%	1,527	1,500	1.8%
Charlotte, NC	5.8%	96.1%	94.6%	1.5%	1,292	1,284	0.6%	1,520	1,511	0.5%
Raleigh, NC	5.2%	95.1%	94.5%	0.6%	1,090	1,079	1.0%	1,338	1,313	1.9%
San Diego/Inland Empire, CA	5.3%	96.0%	94.7%	1.3%	1,908	1,885	1.2%	2,146	2,126	1.0%
Tampa, FL	4.1%	95.9%	95.9%	0.0%	1,265	1,252	1.0%	1,549	1,518	2.0%
Austin, TX	3.9%	96.5%	95.8%	0.7%	1,282	1,276	0.5%	1,545	1,528	1.1%
Corpus Christi, TX	1.0%	93.2%	90.5%	2.7%	968	961	0.7%	1,223	1,180	3.7%

Total Same Property	100.0%	95.8%	95.4%	0.4%	$1,456	$1,444	0.8%	$1,701	$1,677	1.4%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	4,655	$52,642	$51,583	2.1%	$17,261	$16,561	4.2%	$35,381	$35,022	1.0%
Houston, TX	5,912	54,247	52,763	2.8%	23,416	24,328	(3.7)%	30,831	28,435	8.4%
Atlanta, GA	4,012	39,130	37,595	4.1%	15,083	13,909	8.4%	24,047	23,686	1.5%
Los Angeles/Orange County, CA	2,068	27,347	26,400	3.6%	7,954	7,749	2.6%	19,393	18,651	4.0%
Dallas, TX	3,993	33,956	33,262	2.1%	14,574	13,789	5.7%	19,382	19,473	(0.5)%
Denver, CO	2,365	24,455	23,602	3.6%	7,122	7,039	1.2%	17,333	16,563	4.6%
Phoenix, AZ	2,929	26,060	24,909	4.6%	8,484	8,262	2.7%	17,576	16,647	5.6%
SE Florida	1,956	24,108	23,642	2.0%	7,981	7,880	1.3%	16,127	15,762	2.3%
Orlando, FL	2,662	23,416	22,158	5.7%	8,405	7,906	6.3%	15,011	14,252	5.3%
Charlotte, NC	2,487	21,570	21,151	2.0%	6,591	6,430	2.5%	14,979	14,721	1.8%
Raleigh, NC	2,704	20,378	19,453	4.8%	6,769	6,411	5.6%	13,609	13,042	4.3%
San Diego/Inland Empire, CA	1,665	20,341	19,488	4.4%	6,811	6,720	1.4%	13,530	12,768	6.0%
Tampa, FL	1,928	17,009	16,226	4.8%	6,335	6,091	4.0%	10,674	10,135	5.3%
Austin, TX	2,000	17,719	17,425	1.7%	7,725	7,533	2.5%	9,994	9,892	1.0%
Corpus Christi, TX	632	4,183	4,077	2.6%	1,717	1,742	(1.4)%	2,466	2,335	5.6%

Total Same Property	41,968	$406,561	$393,734	3.3%	$146,228	$142,350	2.7%	$260,333	$251,384	3.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	13.6%	95.6%	96.0%	(0.4)%	$1,718	$1,674	2.6%	$1,971	$1,924	2.5%
Houston, TX	11.8%	95.7%	92.7%	3.0%	1,391	1,410	(1.3)%	1,603	1,607	(0.2)%
Atlanta, GA	9.2%	95.8%	95.7%	0.1%	1,462	1,410	3.7%	1,698	1,631	4.0%
Los Angeles/Orange County, CA	7.5%	95.4%	95.5%	(0.1)%	2,096	2,032	3.1%	2,309	2,227	3.7%
Dallas, TX	7.4%	95.1%	95.7%	(0.6)%	1,261	1,234	2.2%	1,490	1,450	2.7%
Denver, CO	6.7%	94.9%	95.6%	(0.7)%	1,571	1,498	4.9%	1,817	1,741	4.3%
Phoenix, AZ	6.8%	95.6%	94.5%	1.1%	1,293	1,243	4.0%	1,551	1,500	3.5%
SE Florida	6.2%	96.8%	95.5%	1.3%	1,832	1,822	0.5%	2,122	2,109	0.7%
Orlando, FL	5.8%	96.9%	96.1%	0.8%	1,287	1,223	5.2%	1,514	1,444	4.9%
Charlotte, NC	5.8%	95.3%	95.5%	(0.2)%	1,288	1,268	1.6%	1,516	1,484	2.2%
Raleigh, NC	5.2%	94.8%	94.0%	0.8%	1,085	1,042	4.1%	1,325	1,275	4.0%
San Diego/Inland Empire, CA	5.2%	95.3%	94.8%	0.5%	1,896	1,815	4.5%	2,136	2,057	3.9%
Tampa, FL	4.1%	95.9%	95.3%	0.6%	1,258	1,212	3.8%	1,533	1,471	4.2%
Austin, TX	3.8%	96.1%	95.8%	0.3%	1,279	1,268	0.9%	1,536	1,515	1.4%
Corpus Christi, TX	0.9%	91.9%	91.0%	0.9%	964	966	(0.2)%	1,201	1,181	1.7%

Total Same Property	100.0%	95.6%	95.0%	0.6%	$1,450	$1,415	2.5%	$1,689	$1,645	2.7%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2017, excluding properties held for sale and communities under redevelopment. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2018
(In thousands)

(Unaudited)

					% of Actual
					2Q18 Operating
Quarterly Comparison (a)	2Q18	2Q17	$ Change	% Change	Expenses

Property taxes	$25,971	$24,794	$1,177	4.7%	35.4%
Salaries and Benefits for On-site Employees	15,210	14,516	694	4.8%	20.7%
Utilities	16,205	16,051	154	1.0%	22.1%
Repairs and Maintenance	9,503	9,451	52	0.6%	13.0%
Property Insurance	2,065	1,932	133	6.9%	2.8%
General and Administrative	2,611	2,424	187	7.7%	3.6%
Marketing and Leasing	1,173	1,195	(22)	(1.8)%	1.6%
Other	619	624	(5)	(0.8)%	0.8%

Total Same Property	$73,357	$70,987	$2,370	3.3%	100.0%

					% of Actual
					2Q18 Operating
Sequential Comparison (a)	2Q18	1Q18	$ Change	% Change	Expenses

Property taxes	$25,971	$25,866	$105	0.4%	35.4%
Salaries and Benefits for On-site Employees	15,210	15,375	(165)	(1.1)%	20.7%
Utilities	16,205	16,313	(108)	(0.7)%	22.1%
Repairs and Maintenance	9,503	8,745	758	8.7%	13.0%
Property Insurance	2,065	1,998	67	3.4%	2.8%
General and Administrative	2,611	2,839	(228)	(8.0)%	3.6%
Marketing and Leasing	1,173	1,100	73	6.6%	1.6%
Other	619	635	(16)	(2.5)%	0.8%

Total Same Property	$73,357	$72,871	$486	0.7%	100.0%

					% of Actual
					2018 Operating
Year to Date Comparison (a)	2018	2017	$ Change	% Change	Expenses

Property taxes	$51,837	$49,970	$1,867	3.7%	35.4%
Salaries and Benefits for On-site Employees	30,585	28,994	1,591	5.5%	20.9%
Utilities	32,518	31,848	670	2.1%	22.2%
Repairs and Maintenance	18,248	19,049	(801)	(4.2)%	12.5%
Property Insurance	4,063	4,052	11	0.3%	2.8%
General and Administrative	5,450	4,975	475	9.5%	3.7%
Marketing and Leasing	2,273	2,271	2	0.1%	1.6%
Other	1,254	1,191	63	5.3%	0.9%

Total Same Property	$146,228	$142,350	$3,878	2.7%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2018	2017	2018	2017
Property Revenues
Rental revenues	$8,714	$8,228	$17,312	$16,402
Other property revenues	1,202	1,288	2,337	2,499
Total property revenues	9,916	9,516	19,649	18,901

Property expenses
Property operating and maintenance	2,471	2,313	4,840	4,605
Real estate taxes	1,601	1,628	3,222	3,208
	4,072	3,941	8,062	7,813

Net Operating Income	5,844	5,575	11,587	11,088

Other expenses
Interest	1,649	1,570	3,232	3,007
Depreciation and amortization	2,220	1,991	4,455	4,188
Other (including debt prepayment penalties)	103	229	199	291
Total other expenses	3,972	3,790	7,886	7,486

Equity in income of joint ventures	$1,872	$1,785	$3,701	$3,602

	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	754,650	751,636	750,164	746,460	744,446
	864,562	861,548	860,076	856,372	854,358
Accumulated Depreciation	(187,125)	(179,847)	(172,554)	(165,285)	(158,214)
Net operating real estate assets	677,437	681,701	687,522	691,087	696,144
Properties under development and land	1,266	1,265	1,265	1,265	1,265
Cash and other assets, net	26,325	20,015	27,097	27,089	22,918
Total assets	$705,028	$702,981	$715,884	$719,441	$720,327

Notes payable	$512,564	$513,377	$514,457	$515,592	$517,387
Other liabilities	21,398	16,409	26,928	25,873	20,916
Total liabilities	533,962	529,786	541,385	541,465	538,303

Member's equity	171,066	173,195	174,499	177,976	182,024
Total liabilities and members' equity	$705,028	$702,981	$715,884	$719,441	$720,327

Company's equity investment	$26,205	$26,863	$27,237	$28,420	$29,665

Company's pro-rata share of debt	$160,433	$160,687	$161,025	$161,380	$161,942

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2018 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/31/2018
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoMa II	405	$107.9			1Q15	1Q17	2Q17	2Q19	86%	82%
	Washington, DC
2.	Camden Shady Grove	457	113.7			2Q15	1Q17	1Q18	3Q19	80%	75%
	Rockville, MD

Total Completed Communities in Lease-Up		862	$221.6							83%	78%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/31/2018
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden McGowen Station	315	$90.0	$86.0	$46.6	4Q14	2Q18	3Q18	4Q19	30%	21%
	Houston, TX
2.	Camden North End I	441	105.0	80.7	47.3	4Q16	2Q18	2Q19	2Q20	27%	22%
	Phoenix, AZ
3.	Camden Washingtonian	365	90.0	81.8	47.9	3Q16	2Q18	1Q19	4Q19	32%	23%
	Gaithersburg, MD
4.	Camden Grandview II	28	21.0	16.3	16.3	2Q17	4Q18	4Q18	2Q19
	Charlotte, NC
5.	Camden RiNo	233	75.0	32.2	32.2	3Q17	4Q19	2Q20	4Q20
	Denver, CO
6.	Camden Downtown I	271	132.0	32.6	32.6	4Q17	1Q20	3Q20	1Q21
	Houston, TX
7.	Camden Lake Eola	360	120.0	20.0	20.0	2Q18	2Q20	3Q20	3Q21
	Orlando, FL

Total Development Communities		2,013	$633.0	$349.6	$242.9					29%	22%

Additional Development Pipeline & Land (a)					130.5

Total Properties Under Development and Land (per Balance Sheet)					$373.4

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q18 NOI
Completed Communities in Lease-Up								$221.6	$2.7
Development Communities in Lease-Up								248.5	0.2
Total Development Communities NOI Contribution								$470.1	$2.9

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2018 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead	365	$160.0	$19.0
	Atlanta, GA
2.	Camden Atlantic	269	90.0	16.2
	Plantation, FL
3.	Camden Arts District	354	150.0	20.3
	Los Angeles, CA
4.	Camden Hillcrest	125	75.0	26.0
	San Diego, CA
5.	Camden North End II	326	73.0	13.2
	Phoenix, AZ
6.	Camden Paces III	350	100.0	14.3
	Atlanta, GA
7.	Camden Downtown II	271	145.0	10.4
	Houston, TX

Development Pipeline		2,060	$793.0	$119.4

LAND HOLDINGS/OTHER		Acreage (b)		Cost to Date

	Phoenix, AZ	14.0		11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$130.5

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2018 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	124	$12.4	$7.8	$20.2	$4.3	$1.3	$5.6	1Q18	1Q20
	Miami, FL
2.	Camden Las Olas	420	120	13.0	5.9	18.9	3.0	0.8	3.8	1Q18	1Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	86	9.7	2.6	12.3	1.9	1.0	2.9	1Q18	3Q20
	Arlington, VA

	Total	1,203	330	$35.1	$16.3	$51.4	$9.2	$3.1	$12.3

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2018 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Pier District	St. Petersburg, FL	$126.9	358 Homes	$2,417	2016	1/11/2018
2.	Camden North Quarter	Orlando, FL	81.4	333 Homes	1,673	2016	2/15/2018

Total/Average Acquisitions			$208.3	691 Homes	$2,126

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Lake Eola	Orlando, FL	$11.4	1.8	4/12/2018

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2018:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2018	($587)	$175,000	$—	$174,413	7.9%	2.6%
2019	(1,075)	644,107	—	643,032	29.2%	5.4%
2020	(1,218)	—	—	(1,218)	(0.1)%	N/A
2021	(907)	—	250,000	249,093	11.3%	4.8%
2022	(696)	—	350,000	349,304	15.8%	3.2%
Thereafter	40,664	—	750,000	790,664	35.9%	4.4%
Total Maturing Debt	$36,181	$819,107	$1,350,000	$2,205,288	100.0%	4.4%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowing	—	—	—	—	—%	N/A
Total Debt	$36,181	$819,107	$1,350,000	$2,205,288	100.0%	4.4%

Weighted Average Maturity of Debt		3.8 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$175,000	7.9%	2.6%	0.3 Years
Fixed rate debt	2,030,288	92.1%	4.5%	4.1 Years
Total	$2,205,288	100.0%	4.4%	3.8 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,339,659	60.7%	4.1%	4.8 Years
Secured debt	865,629	39.3%	4.8%	2.2 Years
Total	$2,205,288	100.0%	4.4%	3.8 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$690,629	79.8%	5.3%	2.7 Years
Conventional variable-rate mortgage debt	175,000	20.2%	2.6%	0.3 Years
Total	$865,629	100.0%	4.8%	2.2 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q18 NOI	% of Total
Unencumbered real estate assets	37,204	76.1%	$6,508,705	80.8%	$116,960	76.9%
Encumbered real estate assets	11,707	23.9%	1,550,891	19.2%	35,112	23.1%
Total	48,911	100.0%	$8,059,596	100.0%	$152,072	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.9x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2018 AND 2019:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2018	($321)	$—	$—	($321)	N/A
4Q 2018	(266)	175,000	—	174,734	2.6%
2018	($587)	$175,000	$—	$174,413	2.6%

1Q 2019	($262)	$—	$—	($262)	N/A
2Q 2019	(189)	439,107	—	438,918	5.2%
3Q 2019	(312)	—	—	(312)	N/A
4Q 2019	(312)	205,000	—	204,688	5.8%
2019	($1,075)	$644,107	$—	$643,032	5.4%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	8%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	516%	Yes

Unsecured Debt to Gross Asset Value	<	60%	18%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	10%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	504%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	534%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2018:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2018	$137	$—	$137	0.1%	N/A
2019	177	7,383	7,560	4.7%	4.2%
2020	(15)	—	(15)	—%	N/A
2021	(135)	5,160	5,025	3.1%	4.8%
2022	(150)	5,008	4,858	3.0%	3.6%
Thereafter	(716)	143,138	142,422	88.8%	4.0%
Total Maturing Debt	($702)	$160,689	$159,987	99.7%	4.1%

Unsecured lines of credit (b)	$—	$446	$446	0.3%	5.2%
Total Debt	($702)	$161,135	$160,433	100.0%	4.1%

Weighted Average Maturity of Debt		8.0 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,206	35.7%	4.0%	7.6 Years
Fixed rate debt		103,227	64.3%	4.1%	8.2 Years
Total		$160,433	100.0%	4.1%	8.0 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$103,227	64.3%	4.1%	8.2 Years
Conventional variable-rate mortgage debt		56,760	35.4%	4.0%	7.7 Years
Unsecured lines of credit		446	0.3%	5.2%	0.6 Years
Total		$160,433	100.0%	4.1%	8.0 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$864,562
Land		0	1,266
Total		7,283	$865,828

(a) Includes all available extension options.

(b) As of June 30, 2018 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2018 AND 2019:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
3Q 2018	$67	$—	$67	N/A
4Q 2018	70	—	70	N/A
2018	$137	$—	$137	N/A

1Q 2019	$73	$446	$519	5.2%
2Q 2019	66	3,654	3,720	4.4%
3Q 2019	35	—	35	N/A
4Q 2019	3	3,729	3,732	4.0%
2019	$177	$7,829	$8,006	4.3%

(a) Includes all available extension options.

(b) 1Q 2019 maturities includes unsecured lines of credit with $446 (Camden's pro-rata share) outstanding as of June 30, 2018. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$2,291	$49	$486	$10
Appliances	9.5	years	602	13	209	4
Painting	—		—	—	1,456	31
Cabinetry/Countertops	10.0	years	177	4	—	—
Other	9.1	years	1,046	22	682	15
Exteriors
Painting	5.0	years	1,153	25	—	—
Carpentry	10.0	years	681	15	—	—
Landscaping	6.4	years	725	16	2,694	58
Roofing	19.3	years	3,212	69	87	2
Site Drainage	10.0	years	51	1	—	—
Fencing/Stair	10.0	years	558	12	—	—
Other (b)	8.4	years	2,901	62	3,322	71
Common Areas
Mech., Elec., Plumbing	9.2	years	2,813	60	1,527	33
Parking/Paving	4.7	years	642	14	—	—
Pool/Exercise/Facility	7.6	years	2,338	50	418	9
Total Recurring (c)			$19,190	$412	$10,881	$233
Weighted Average Apartment Homes				46,682		46,682

Non-recurring capitalized expenditures (d)			$2,259

Revenue Enhancing Expenditures (e)	10.0	years	$10,431	$17,072
Revenue Enhanced Apartment Homes				611

	Year to date 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$4,278	$92	$884	$19
Appliances	9.5	years	1,144	25	409	9
Painting	—		—	—	2,737	59
Cabinetry/Countertops	10.0	years	287	6	—	—
Other	9.1	years	1,895	41	1,276	27
Exteriors
Painting	5.0	years	1,186	25	—	—
Carpentry	10.0	years	785	17	—	—
Landscaping	6.4	years	1,011	22	5,350	115
Roofing	19.3	years	4,906	105	177	4
Site Drainage	10.0	years	106	2	—	—
Fencing/Stair	10.0	years	701	15	—	—
Other (b)	8.4	years	4,364	94	6,374	137
Common Areas
Mech., Elec., Plumbing	9.2	years	4,728	102	2,940	63
Parking/Paving	4.7	years	673	14	—	—
Pool/Exercise/Facility	7.6	years	3,125	67	759	16
Total Recurring (c)			$29,189	$627	$20,906	$449
Weighted Average Apartment Homes				46,518		46,518

Non-recurring capitalized expenditures (d)			$3,494

Revenue Enhancing Expenditures (e)	10.0	years	$19,945	$16,704
Revenue Enhanced Apartment Homes				1,194

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2018.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2018 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2018 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$38,671	$39,188	$78,066	$74,049
Real estate depreciation and amortization	73,980	63,450	142,575	125,603
Adjustments for unconsolidated joint ventures	2,257	2,214	4,504	4,427
Income allocated to non-controlling interests	1,201	1,126	2,331	2,254
Funds from operations	$116,109	$105,978	$227,476	$206,333

Less: recurring capitalized expenditures	(19,190)	(16,775)	(29,189)	(26,469)

Adjusted funds from operations	$96,919	$89,203	$198,287	$179,864

Weighted average number of common shares outstanding:
EPS diluted	95,337	91,041	95,289	90,995
FFO/AFFO diluted	97,220	92,119	97,172	92,074

Total earnings per common share - diluted	$0.40	$0.43	$0.81	$0.82
FFO per common share - diluted	$1.19	$1.15	$2.34	$2.24
AFFO per common share - diluted	$1.00	$0.97	$2.04	$1.95

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q18	Range	2018	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.39	$0.43	$1.55	$1.67
Expected real estate depreciation and amortization	0.75	0.75	3.00	3.00
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.17	$1.21	$4.68	$4.80

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net income	$39,872	$40,314	$80,397	$76,303
Less: Fee and asset management income	(1,826)	(1,942)	(3,824)	(3,690)
Less: Interest and other income	(491)	(560)	(1,284)	(1,194)
Less: Income on deferred compensation plans	(435)	(3,441)	(230)	(8,058)
Plus: Property management expense	6,473	6,554	13,112	13,581
Plus: Fee and asset management expense	1,088	961	2,053	1,845
Plus: General and administrative expense	12,272	12,451	24,495	25,319
Plus: Interest expense	20,607	21,966	40,981	44,922
Plus: Depreciation and amortization expense	75,569	65,033	145,793	128,767
Plus: Expense on deferred compensation plans	435	3,441	230	8,058
Plus: Loss on early retirement of debt	—	—	—	323
Less: Equity in income of joint ventures	(1,872)	(1,785)	(3,701)	(3,602)
Plus: Income tax expense	380	25	768	496
NOI	$152,072	$143,017	$298,790	$283,070

"Same Property" Communities	$131,729	$127,703	$260,333	$251,384
Non-"Same Property" Communities	16,144	12,387	30,809	23,811
Development and Lease-Up Communities	2,858	389	4,906	431
Dispositions/Other	1,341	2,538	2,742	7,444
NOI	$152,072	$143,017	$298,790	$283,070

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$38,671	$39,188	$78,066	$74,049
Plus: Interest expense	20,607	21,966	40,981	44,922
Plus: Depreciation and amortization expense	75,569	65,033	145,793	128,767
Plus: Income allocated to non-controlling interests from continuing operations	1,201	1,126	2,331	2,254
Plus: Income tax expense	380	25	768	496
Plus: Loss on early retirement of debt	—	—	—	323
Less: Equity in income of joint ventures	(1,872)	(1,785)	(3,701)	(3,602)
Adjusted EBITDA	$134,556	$125,553	$264,238	$247,209

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Positive

Estimated Future Dates:	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Earnings Release & Conference Call	Late October	Early February	Early May	Late July

Dividend Information - Common Shares:	Q1 '18	Q2 '18
Declaration Date	2/1/2018	6/15/2018
Record Date	3/30/2018	6/29/2018
Payment Date	4/17/2018	7/17/2018
Distributions Per Share	$0.77	$0.77

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2018

(Unaudited)							2Q18 Avg Monthly		2Q18 Avg Monthly
			Year Placed	Average	Apartment	2Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	94%	$1,360	$1.19	$1,593	$1.39
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,143	1.45	1,410	1.79
Camden Foothills	Scottsdale	AZ	2014	1,032	220	95%	1,597	1.55	1,918	1.86
Camden Hayden	Tempe	AZ	2015	1,043	234	93%	1,476	1.42	1,747	1.67
Camden Legacy	Scottsdale	AZ	1996	1,067	428	97%	1,257	1.18	1,504	1.41
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,317	1.23	1,586	1.48
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	1,106	1.20	1,353	1.46
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,229	1.25	1,462	1.49
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,242	1.19	1,523	1.46
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	96%	1,506	1.16	1,828	1.40
TOTAL ARIZONA	10	Properties		1,030	2,929	95%	1,301	1.26	1,564	1.52

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	2,050	2.03	2,274	2.25
Camden Glendale	Glendale	CA	2015	882	303	95%	2,261	2.56	2,398	2.72
Camden Harbor View	Long Beach	CA	2004	981	546	97%	2,592	2.64	2,799	2.85
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,107	2.08	2,351	2.33
Camden Martinique	Costa Mesa	CA	1986	795	714	94%	1,762	2.22	2,001	2.52
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	2,083	2.34	2,244	2.52
The Camden	Hollywood	CA	2016	768	287	94%	3,171	4.13	3,272	4.26
Total Los Angeles/Orange County	7	Properties		899	2,658	95%	2,237	2.49	2,438	2.71

Camden Landmark	Ontario	CA	2006	982	469	96%	1,611	1.64	1,793	1.83
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	2,108	2.03	2,353	2.27
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,936	2.01	2,195	2.28
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,602	2.90	2,902	3.24
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,703	1.62	1,958	1.86
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,908	1.92	2,145	2.16

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,110	2.26	2,325	2.49

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,439	1.62	1,675	1.89
Camden Caley	Englewood	CO	2000	925	218	97%	1,457	1.58	1,713	1.85
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,703	1.68	1,944	1.91
Camden Flatirons	Denver	CO	2015	960	424	96%	1,582	1.65	1,850	1.93
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,722	1.50	1,988	1.73
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,585	1.57	1,816	1.80
Camden Lakeway	Littleton	CO	1997	932	451	94%	1,528	1.64	1,783	1.91
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,534	1.82	1,754	2.08
TOTAL COLORADO	8	Properties		971	2,632	95%	1,576	1.62	1,824	1.88

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,681	1.58	1,953	1.84
Camden College Park	College Park	MD	2008	942	508	96%	1,556	1.65	1,796	1.91
Camden Dulles Station	Oak Hill	VA	2009	978	382	98%	1,706	1.75	1,946	1.99
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,797	1.70	2,083	1.97
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,861	1.99	2,131	2.28
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,758	1.76	2,000	2.01
Camden Grand Parc	Washington	DC	2002	672	105	94%	2,481	3.69	2,918	4.34
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,603	1.59	1,843	1.83
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	94%	1,666	1.62	1,917	1.87
Camden Monument Place	Fairfax	VA	2007	856	368	98%	1,586	1.85	1,830	2.14
Camden Noma	Washington	DC	2014	770	321	96%	2,209	2.87	2,526	3.28
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,326	3.06	2,565	3.38
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	95%	1,959	2.35	2,246	2.69
Camden Roosevelt	Washington	DC	2003	856	198	92%	2,811	3.28	3,216	3.76
Camden Russett	Laurel	MD	2000	992	426	96%	1,468	1.48	1,697	1.71
Camden Shady Grove (1)	Rockville	MD	2018	877	457	Lease-Up	1,754	2.00	1,874	2.14
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,592	1.63	1,843	1.89
Camden South Capitol (3)	Washington	DC	2013	821	281	96%	2,235	2.72	2,581	3.14
TOTAL DC METRO	18	Properties		925	6,497	96%	1,826	1.97	2,081	2.25

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,939	1.75	2,301	2.08
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,937	2.30	2,194	2.60
Camden Brickell (2)	Miami	FL	2003	937	405	94%	2,097	2.24	2,307	2.46
Camden Doral	Miami	FL	1999	1,120	260	97%	1,897	1.69	2,148	1.92
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,032	1.62	2,284	1.82
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,074	1.99	2,336	2.24
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,667	1.39	1,962	1.63
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,723	1.55	2,043	1.84
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,912	1.77	2,189	2.03

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2018

(Unaudited)							2Q18 Avg Monthly		2Q18 Avg Monthly
			Year Placed	Average	Apartment	2Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,387	$1.29	$1,632	$1.52
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,278	1.34	1,514	1.58
Camden LaVina	Orlando	FL	2012	970	420	96%	1,287	1.33	1,529	1.58
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,219	1.30	1,458	1.56
Camden North Quarter (4)	Orlando	FL	2016	806	333	Lease-Up	1,673	2.08	1,811	2.25
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,354	1.66	1,602	1.96
Camden Town Square	Orlando	FL	2012	983	438	98%	1,335	1.36	1,526	1.55
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	96%	1,398	1.44	1,674	1.72
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,279	1.31	1,497	1.53
Total Orlando	9	Properties		946	3,295	97%	1,344	1.42	1,566	1.66

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,167	1.24	1,459	1.55
Camden Montague	Tampa	FL	2012	975	192	97%	1,327	1.36	1,589	1.63
Camden Pier District	St. Petersburg	FL	2016	989	358	93%	2,417	2.44	2,584	2.61
Camden Preserve	Tampa	FL	1996	942	276	96%	1,392	1.48	1,640	1.74
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,188	1.17	1,485	1.46
Camden Visconti (3)	Tampa	FL	2007	1,125	450	95%	1,342	1.19	1,615	1.44
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,422	1.43	1,709	1.72
Total Tampa	7	Properties		997	2,736	96%	1,428	1.43	1,690	1.70

TOTAL FLORIDA	24	Properties		1,004	8,812	96%	1,549	1.54	1,801	1.79

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,348	1.47	1,576	1.72
Camden Buckhead Square	Atlanta	GA	2015	827	250	95%	1,548	1.87	1,657	2.00
Camden Creekstone	Atlanta	GA	2002	990	223	94%	1,319	1.33	1,483	1.50
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,383	1.17	1,621	1.37
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,325	1.32	1,578	1.57
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,658	1.96	1,896	2.24
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,468	1.57	1,719	1.84
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,626	1.87	2,939	2.09
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,266	1.23	1,546	1.51
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	95%	1,523	1.50	1,730	1.70
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,250	1.09	1,504	1.32
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,312	1.31	1,578	1.58
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,052	1.04	1,274	1.26
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,394	1.55	1,572	1.75
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,473	1.45	1,703	1.68

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,281	1.22	1,527	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,457	1.61	1,660	1.83
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,431	1.67	1,656	1.93
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,166	1.13	1,367	1.32
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,050	1.12	1,281	1.36
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,159	1.33	1,390	1.59
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,501	2.02	1,718	2.31
Camden Grandview	Charlotte	NC	2000	1,059	266	95%	1,646	1.55	1,842	1.74
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,097	1.13	1,343	1.38
Camden South End	Charlotte	NC	2003	882	299	95%	1,394	1.58	1,635	1.85
Camden Southline (3)	Charlotte	NC	2015	831	266	97%	1,511	1.82	1,727	2.08
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,292	1.18	1,537	1.40
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,054	1.17	1,255	1.40
Total Charlotte	13	Properties		942	3,076	96%	1,332	1.41	1,559	1.65

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	95%	1,178	1.17	1,390	1.38
Camden Crest	Raleigh	NC	2001	1,013	438	96%	1,027	1.01	1,282	1.27
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,082	1.04	1,342	1.28
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,137	1.07	1,381	1.30
Camden Manor Park	Raleigh	NC	2006	966	484	93%	1,093	1.13	1,321	1.37
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,230	1.16	1,514	1.43
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,019	1.05	1,255	1.29
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	1,069	1.04	1,304	1.27
Total Raleigh	8	Properties		1,016	3,054	95%	1,100	1.08	1,343	1.32

TOTAL NORTH CAROLINA	21	Properties		979	6,130	96%	1,217	1.24	1,452	1.48

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2018

(Unaudited)							2Q18 Avg Monthly		2Q18 Avg Monthly
			Year Placed	Average	Apartment	2Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	95%	$1,076	$1.25	$1,336	$1.55
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,141	1.25	1,436	1.58
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	97%	1,146	1.30	1,302	1.48
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,254	1.38	1,503	1.65
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,385	1.45	1,679	1.76
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,136	1.26	1,410	1.56
Camden La Frontera	Austin	TX	2015	901	300	96%	1,216	1.35	1,473	1.63
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,470	1.75	1,713	2.04
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,137	1.25	1,294	1.42
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,242	1.37	1,489	1.64
Total Austin	10	Properties		899	3,360	96%	1,218	1.35	1,459	1.62

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,105	1.27	1,402	1.62
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	853	1.10	1,065	1.37
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	94%	1,224	1.16	1,423	1.35
Total Corpus Christi	3	Properties		888	902	93%	1,045	1.18	1,281	1.44

Camden Addison	Addison	TX	1996	942	456	95%	1,213	1.29	1,426	1.51
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,435	1.52	1,663	1.76
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,201	1.31	1,463	1.59
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	1,172	1.29	1,403	1.54
Camden Cimarron	Irving	TX	1992	772	286	96%	1,203	1.56	1,425	1.85
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,378	1.47	1,502	1.60
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,348	1.45	1,573	1.69
Camden Henderson	Dallas	TX	2012	967	106	96%	1,534	1.59	1,839	1.90
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,267	1.52	1,470	1.77
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,263	1.45	1,484	1.70
Camden Panther Creek (3)	Frisco	TX	2009	946	295	95%	1,224	1.29	1,407	1.49
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,449	1.48	1,646	1.68
Camden Valley Park	Irving	TX	1986	743	516	96%	1,079	1.45	1,309	1.76
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,605	1.86	1,831	2.12
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,313	1.46	1,530	1.70

Camden City Centre	Houston	TX	2007	932	379	96%	1,450	1.56	1,711	1.84
Camden City Centre II	Houston	TX	2013	868	268	96%	1,495	1.72	1,759	2.03
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,260	1.27	1,408	1.42
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	95%	1,236	1.15	1,498	1.39
Camden Grand Harbor (3)	Katy	TX	2008	959	300	95%	1,173	1.22	1,359	1.42
Camden Greenway	Houston	TX	1999	861	756	96%	1,362	1.58	1,602	1.86
Camden Heights (3)	Houston	TX	2004	927	352	96%	1,454	1.57	1,663	1.79
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,201	1.29	1,432	1.53
Camden Midtown	Houston	TX	1999	844	337	96%	1,512	1.79	1,747	2.07
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,092	1.16	1,379	1.47
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,115	1.28	1,318	1.51
Camden Park	Houston	TX	1995	866	288	97%	1,079	1.25	1,301	1.50
Camden Plaza	Houston	TX	2007	915	271	96%	1,535	1.68	1,758	1.92
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,449	2.04	2,576	2.15
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,327	1.44	1,384	1.50
Camden Royal Oaks II	Houston	TX	2012	1,054	104	93%	1,536	1.46	1,623	1.54
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	93%	1,180	1.09	1,420	1.31
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,081	1.28	1,332	1.58
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,171	1.27	1,380	1.50
Camden Travis Street	Houston	TX	2010	819	253	95%	1,452	1.77	1,753	2.14
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,407	1.63	1,650	1.91
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,216	1.30	1,421	1.52
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,190	1.30	1,341	1.46
Camden Yorktown (3)	Houston	TX	2008	995	306	95%	1,165	1.17	1,397	1.40
Total Houston	24	Properties		930	8,434	96%	1,343	1.44	1,562	1.68

TOTAL TEXAS	51	Properties		914	18,362	96%	1,296	1.42	1,520	1.66

TOTAL PROPERTIES	158	Properties		956	54,181	96%	$1,485	$1.55	$1,721	$1.80

(1) Completed communities in lease-up as of June 30, 2018 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of June 30, 2018.
(3) Communities owned through investment in joint venture.
(4) Asset acquired in 1Q18 and in lease-up as of June 30, 2018 is excluded from total occupancy numbers.